UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

SHENGDA NETWORK TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-05576	35-2606208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Floor 6, Building 6, LuGang WebMall Town, Chou Jiang, YiWu, Jinhau City, Zhejiang Province, China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 979-5606

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01. Other Events.

(a) Dismissal of independent registered accounting firm

On June 28, 2022, the board of directors of Shengda Network Technology Inc., (the “Company”) dismissed SS Accounting & Auditing, Inc. (“SS Accounting”), as the Company’s independent registered public accounting firm, effective immediately.

The reports of SS Accounting on the Company’s financial statement as of and for the years ended June 30, 2021 and June 30, 2020 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company recorded a net loss for the year ended June 30, 2021, used net cash flows in operating activities, and has a net decrease in cash for the year ended June 30, 2021. These factors, among others, raise a substantial doubt regarding the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the recent fiscal years ending June 30, 2021 and June 30, 2020 and through the date of this Current Report, there have been no (i) disagreements with SS Accounting on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided SS Accounting with a copy of the above disclosures and requested that SS Accounting furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of SS Accounting’s letter, dated July 28, 2022 is filed as exhibit 16.1 to this Current Report of Form 8-K.

(b) Engagement of new independent registered public accounting firm

On June 28, 2022, the Company engaged Paris Kreit & Chiu CPA LLP, (“Paris Kreit”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending June 30, 2021 and June 30, 2020, and through the date of this Report, neither the Company, nor any on its behalf, consulted with Paris Kreit regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v).

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exibit No.	Description
16.1	Letter of SS Accounting & Auditing, Inc.Inc. to the Securities and Exchange Commission dated July 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGDA NETWORK TECHNOLOGY INC.

Date: July 28, 2022	By:	/s/ HangJin Chen
	Name:	HangJin Chen
Chief Executive Officer, President and Chief Financial Officer